UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2024

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund January 31, 2024

Invest in a Green Future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Thank you for putting your trust in the Green Century Funds°. We are honored to provide you with opportunities to invest in your values and to make a difference in our communities and world.

Green Century works to achieve these goals by:

•	Investing in companies that meet our environmental standards.
•	Leading our award-winning engagement and advocacy program to make companies more sustainable.
•	Supporting our non-profit owners who lead critical public health and environmental programs.

With the growing interest in environmentally responsible investing over the last 10 years, I am thrilled to welcome many new investors to the Green Century Funds. In our discussions, we have learned how avoiding fossil fuels and other environmentally dangerous industries have been major motivations.

We would like to connect with you in more ways and invite you to share why you chose to invest in line with your values. I hope to share some of your stories in the future as we build the environmentally responsible investing movement. Please send your emails to me at info@greencentury.com.

In the last year, our team of shareholder advocates worked with 60 companies and helped persuade 20 of them to adopt new environmental policies. Some recent achievements include:

•

Reducing plastic pollution: As a result of a Green Century negotiation, Costco[1] agreed to measure, disclose, and work to reduce the plastic packaging in its Kirkland Signature brand. As the third largest retailer in the U.S., this victory will have significant implications for ocean wildlife and public health.

•

Right to Repair: After negotiations with Green Century, Microsoft[1] announced it would extend Windows 10 security updates for organizations of all sizes, including schools, hospitals, and individuals. This action will prevent up to 400 million computers from becoming electronic waste in the coming years.

•

Protecting Biodiversity: The Cheesecake Factory[1], along with Hormel[1] and Conagra[1], took major steps to preserve biodiversity after our team pressed them to make changes. The companies agreed to stop purchasing beef raised on deforested land. This move will protect habitats for birds, fish, and endangered species.

Green Century was started and is owned by nine non-profit organizations. That means that 100% of our net profits from managing the Funds belong to these state-based groups. From New Jersey to California, these owners are working to source 100% renewable energy in states, protect bees and other pollinators, and help keep life-saving medicines effective.

Green Century’s leadership in the financial industry has not gone unnoticed. Last year, I was named to the prestigious Barron’s 100 Most Influential Women in Finance and this November, I was honored by InvestmentNews as a finalist for Trailblazer of the Year.

Thank you for being part of the Green Century Funds and the Green Century community.

Sincerely,

Leslie Samuelrich, President

Green Century Funds

If you have enjoyed this update and are not yet part of our enews community, I invite you to send your email address to info@greencentury.com or sign up on our website https://www.greencentury.com/contact/

°Green Century Capital Management, Inc. (Green Century) is the investment advisor to the Green Century Funds (the Funds).

The Green Century Funds are a family of fossil fuel-free, environmentally responsible mutual funds. Green Century Capital Management hosts an award-winning and in-house shareholder advocacy program and is the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations.

You should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. To obtain a Prospectus that contains this and other information about the Funds please visit www.greencentury.com, email info@greencentury.com, or call 1-800-934-7336. Please read the Prospectus carefully before investing.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This information has been prepared from sources believed reliable. The views expressed are as the date of this writing and are those of the Advisor to the Funds.

The Green Century Funds are distributed by UMB Distribution Services, LLC. 235 W Galena Street, Milwaukee, WI 53212. 2/24. UMB and Green Century are not affiliated.

Green Century on the Web

E-News. For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access. Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter. Green Century is on Twitter. Follow us at Twitter.com/Green_Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2023 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a portfolio of stocks and bonds that meet Green Century’s standards for environmentally responsible and sustainabl~~e~~ investing. The portfolio managers of the Balanced Fund avoid fossil fuel companies and other environmentally harmful industries and consider environmental, social, and governance data in their decision making.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2023	Green Century Balanced Fund — Individual Investor Share Class	4.38%	11.78%	2.93%	8.86%	6.52%
	Green Century Balanced Fund — Institutional Share Class**	4.52%	12.10%	3.23%	9.07%	6.62%
	Custom Balanced Fund Index[2]	6.34%	17.15%	5.40%	10.06%	7.94%
January 31, 2024	Green Century Balanced Fund — Individual Investor Share Class	3.30%	7.04%	3.47%	7.90%	6.95%
	Green Century Balanced Fund — Institutional Share Class**	3.45%	7.37%	3.77%	8.11%	7.05%
	Custom Balanced Fund Index[2]	5.11%	12.98%	5.91%	9.14%	8.21%

The Individual Investor Share Class total expense ratio of the Fund is 1.46% and the Institutional Share Class total expense ratio of the Fund is 1.16% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

** Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Share Class.

During the six month period ended January 31, 2024, the Balanced Fund underperformed the Custom Balanced Index, with the Balanced Fund returning 3.45% and the Custom Balanced index returning 5.11%. For the one year period ending January 31, 2024, the Balanced Fund returned 7.37%, while the Custom Balanced Index returned 12.98%. The Fund’s equity holdings that most positively contributed to relative performance during the twelve months ended January 31, 2024 included: Palo Alto Networks1, ServiceNow1, Costco Wholesale Corp1, Eaton Corp1, and Microsoft Corp. Holdings1 detracting from performance included SolarEdge Technologies1, First Republic Bank1, Wolfspeed1, Ormat Technologies1, and Elevance Health1.

During the period, equity markets marched higher as investors anticipated a rate pivot by the Federal Reserve (“Fed”). Inflation numbers showed signs of moderation while the labor market continued with relative strength. The portfolio managers have been too early in warning about an upcoming recession; unemployment is still very low, and consumer spending remains much stronger than anticipated. The market presently assumes a smooth and soft landing with disinflation toward the Fed’s target of 2% without any significant increase in unemployment. Some economic data support that thesis, while other data point to a less rosy outlook. Inflation has dropped materially, although not yet to the Fed’s target of 2%. Core goods’ inflation dropped to near-zero levels as of June 2023, but inflation for core services, for which labor costs are far more significant, remains well above Fed targets. Deflation in core services is likely to be much harder to achieve without much softer labor markets. There is concern that current equity market pricing reflects a perfect landing engineered by the Fed without sufficient allowance for any of the potential economic, geopolitical, or climate risks, including those from ongoing wars in Ukraine and Israel, a U.S. election year, and an ever more turbulent climate, with oceanic heating and extreme rainfall and drought patterns throughout the world.

Minutes from the December 2023 Fed meeting indicate that the Fed envisions a wide range of possible economic outcomes, and therefore will remain data dependent. The Fed kept the Federal Funds rate steady at the most recent meeting, but also acknowledges the possibility that a further hike or two may be necessary if inflation remains elevated. Among the possibilities: so-called immaculate disinflation, or the disappearance of inflation combined with continued or even accelerating economic growth; a much hoped for soft landing, or disinflation combined with slower growth but without significant increases in unemployment; or a hard landing, with zero to declining economic growth and significantly higher unemployment. In the fourth quarter, the market seized onto the disinflation theme, producing strong market returns. The portfolio managers therefore believe U.S. equity returns are likely to trade in a fairly narrow range with limited upside until the economic fog lifts; although, as always, individual company returns can vary widely, with big winners and losers. In the event of other economic outcomes, including a hard landing, the market could face more significant downside.

The prior two years of restrictive monetary policy will likely restrain economic reacceleration in the near term and substantial increases in expected earnings. Further P/E (price-to-earnings) expansion would require the Fed to cut short-term

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUTRY (unaudited)

rates during 2024 more than the six cuts already embedded in market expectations. This would imply a rapid deterioration in economic conditions, so that this source of potential P/E expansion would, at the same time, undercut the potential for increased earnings. The best possible expected outcome is a fairly narrow trading range for several quarters while companies steadily and gradually increase earnings as inflation quietly subsides. The considerably less attractive outcome encompasses deterioration in company earnings as the buildup of monetary restriction over the past two years leads to reduced consumption and investment spending as unemployment rises.

The portfolio managers continue to seek quality and financial flexibility in the Fund’s holdings. As companies begin to face significantly higher costs for refinancing existing debt in 2024 and beyond, they favor companies with strong balance sheets, particularly those with low net debt. The portfolio managers also favor companies with demonstrated profitability and steadier revenue flows. While they are mindful of having been too early in their positioning for an expected recession, they also need to protect against market overexuberance with current expectations of a soft landing. The sharp run-up in both stock and bond prices in the fourth quarter leaves very little room for error in valuation and serves as one of the key indicators.

The portfolio managers continue to slightly favor stocks over bonds as a strategic allocation. They recognize that stocks may have considerable additional risk over the immediate horizon, and that bonds frequently provide a diversification benefit to portfolio construction. Nonetheless, the rapid recoveries of equity markets at the end of bear markets suggests caution in reducing equity holdings, and the earnings growth capabilities of stocks are expected to ultimately support their valuation in both inflationary and deflationary environments. They prefer to position the Fund for equity market downside by adjusting portfolio composition to reflect a cautious stance rather than moving below an appropriate strategic allocation.

The growing environmental, social, and policy challenges facing the world make it increasingly imperative that we, as shareholders, call on our portfolio companies to create the transition to a lower-carbon economy and recognize the human rights and dignity of their workers. We expect companies held within our portfolios to act with integrity and purpose, and to take leading roles in creating alternative mechanisms, through legislation or internal policies, to protect the needs and concerns of their employees, communities, and planet.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),3 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2023	Green Century Equity Fund — Individual Investor Share Class	8.13%	27.70%	8.43%	15.29%	11.43%
	Green Century Equity Fund — Institutional Share Class	8.31%	28.10%	8.75%	15.63%	11.62%
	S&P 500® Index[4]	8.04%	26.29%	10.00%	15.69%	12.03%
January 31, 2024	Green Century Equity Fund — Individual Investor Share Class	6.57%	21.67%	9.50%	14.00%	11.99%
	Green Century Equity Fund — Institutional Share Class	6.72%	22.02%	9.82%	14.34%	12.18%
	S&P 500® Index[4]	6.43%	20.82%	10.99%	14.30%	12.62%

The Individual Investor Share Class total expense ratio of the Fund is 1.25% and the Institutional Share Class total expense ratio of the Fund is 0.95% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

For the six month period ended January 31, 2024, the Green Century Equity Fund, which closely tracks the MSCI KLD 400 Social ex Fossil Fuels Index, outperformed the S&P 500® Index (“benchmark”) by 14 basis points in the individual investor share class and by 29 basis points in the institutional share class. The Equity Fund returned 6.57% in the individual investor share class and 6.72% in the institutional share class for the six month period ended January 31, 2024, while the benchmark returned 6.43% during the same period.

As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the benchmark and includes some stocks not included in the benchmark, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the benchmark was influenced by differences in sector allocation and stock selection criteria between the Fund and the benchmark.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the Equity Fund were Information Technology, Financials, and Communication Services, which returned 17.55%, 11.29%, and 7.18%, respectively. The worst performing sectors were Utilities and Consumer Discretionary, which returned –15.27% and –9.16%, respectively, for the six month period.

Within the benchmark, Communication Services, Information Technology, and Financials were the strongest performing sectors, gaining 12.26%, 11.98%, and 10.8%, respectively. The worst performing sectors were Utilities, and Energy, which returned –6.75% and –3.12%, respectively, for the six month period. The Equity Fund was positively impacted by not having an allocation to the Energy sector, compared to the 3.82% weight the sector has in the benchmark.

The performance of the Fund, relative to the benchmark, was positively impacted by stock selection within the Financials, Information Technology, and Materials sectors. The relative performance of the Fund was negatively impacted by stock selection within the Communication Services, Utilities, and Consumer Discretionary sectors.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),5 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Since Inception
December 31, 2023	Green Century International Index Fund — Individual Investor Share Class	4.63%	16.63%	1.06%	7.68%	5.65%
	Green Century International Index Fund — Institutional Share Class	4.85%	16.98%	1.38%	8.01%	5.95%
	MSCI World ex USA Index[6]	5.97%	17.94%	4.42%	8.45%	6.65%
January 31, 2024	Green Century International Index Fund — Individual Investor Share Class	3.01%	7.69%	1.74%	6.42%	5.63%
	Green Century International Index Fund — Institutional Share Class	3.14%	7.99%	2.03%	6.75%	5.94%
	MSCI World ex USA Index[6]	3.09%	9.48%	4.94%	7.06%	6.63%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s individual investor share class returned 3.01% and the International Fund’s institutional share class returned 3.14% for the six month period ended January 31, 2024, performing in line with the MSCI World ex USA Index (“benchmark”), the Fund’s benchmark, which returned 3.09% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this benchmark was largely due to differences in sector allocation and stock selection criteria between the Fund and the benchmark.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the International Fund were Health Care, Information Technology and Communication Services, which returned 13.74%, 13.59%, and 12.94%, respectively. The worst performing sectors were Utilities, Consumer

Discretionary, and Consumer Staples, which returned –3.77%, –1.19% and –0.95%, respectively, for the six month period.

Within the benchmark, Information Technology and Industrials were the strongest performing sectors, gaining 14.44% and 5.04%, respectively. The worst performing sectors were Consumer Staples and Utilities, which returned –3.69% and –0.94%, respectively, for the six month period.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

1 As of January 31, 2024, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Costco Wholesale Corp.	1.68%	0.00%	0.00%
Microsoft Corporation	5.21%	12.86%	0.00%
The Cheesecake Factory	0.00%	0.00%	0.00%
Hormel Foods Corp.	0.00%	0.04%	0.00%
Conagra Brands, Inc.	0.00%	0.06%	0.00%
Palo Alto Networks, Inc.	0.82%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
ServiceNow Inc.	1.03%	0.73%	0.00%
Eaton Corp.	0.98%	0.46%	0.00%
SolarEdge Technologies	0.00%	0.00%	0.00%
First Republic Bank	0.00%	0.00%	0.00%
Wolfspeed Inc.	0.37%	0.00%	0.00%
Ormat Technologies	0.60%	0.02%	0.00%
Elevance Health Inc.	0.87%	0.54%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2024, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

5 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

6 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 2/24

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2024 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2023 to January 31, 2024 (the “period”).

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2023	ENDING ACCOUNT VALUE JANUARY 31, 2024	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,033.00	$7.48
Actual Expenses — Institutional Class	1,000.00	1,034.50	5.95
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class.	1,000.00	1,017.64	7.42
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,019.15	5.90

	BEGINNING ACCOUNT VALUE AUGUST 1, 2023	ENDING ACCOUNT VALUE JANUARY 31, 2024	EXPENSES PAID DURING THE PERIOD[1]
Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,065.70	$6.49
Actual Expenses — Institutional Class	1,000.00	1,067.20	4.94
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class.	1,000.00	1,018.72	6.34
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.22	4.82

	BEGINNING ACCOUNT VALUE AUGUST 1, 2023	ENDING ACCOUNT VALUE JANUARY 31, 2024	EXPENSES PAID DURING THE PERIOD[1]
MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,030.10	$6.53
Actual Expenses — Institutional Class	1,000.00	1,031.40	5.00
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class.	1,000.00	1,018.57	6.49
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.07	4.98

1 Expenses are equal to the Funds’ annualized expense ratios 1.46% for the Balanced Fund Individual Investor Class, 1.16% for the Balanced Fund Institutional Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the MSCI International Index Fund Individual Investor Class and 0.98% for the MSCI International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)

COMMON STOCKS — 61.7%
	SHARES	VALUE
Software & Services — 7.3%
Adobe, Inc. (a)	6,586	$4,068,699
Microsoft Corporation	50,010	19,882,976
ServiceNow, Inc. (a)	5,144	3,937,217

		27,888,892

Semiconductors & Semiconductor Equipment — 5.9%
Analog Devices, Inc.	11,600	2,231,376
ASML Holding NV (b)	4,954	4,309,088
Intel Corporation	50,045	2,155,939
NVIDIA Corporation	16,127	9,922,459
NXP Semiconductors NV (b)	12,266	2,582,852
Wolfspeed, Inc. (a)	43,189	1,405,802

		22,607,516

Pharmaceuticals, Biotechnology & Life Sciences — 4.9%
AstraZeneca PLC ADR (b)	73,287	4,883,846
Gilead Sciences, Inc.	28,375	2,220,628
IQVIA Holdings, Inc. (a)	13,140	2,736,142
Merck & Company, Inc.	27,300	3,297,294
Novo Nordisk A/S ADR (b)	22,500	2,581,650
Thermo Fisher Scientific, Inc.	5,889	3,174,053

		18,893,613

Capital Goods — 4.4%
Eaton Corporation PLC	15,151	3,728,358
Ferguson PLC	11,734	2,204,349
Illinois Tool Works, Inc.	7,095	1,851,086
Rockwell Automation, Inc.	4,908	1,243,098
Trane Technologies PLC	11,557	2,912,942
Westinghouse Air Brake Technologies Corporation	21,955	2,888,620
Xylem, Inc.	15,837	1,780,712

		16,609,165

Technology Hardware & Equipment — 4.0%
Apple, Inc.	66,284	12,222,770
Palo Alto Networks, Inc. (a)	9,238	3,127,155

		15,349,925

Consumer Discretionary Distribution & Retail — 3.8%
Home Depot, Inc. (The)	11,443	4,038,921
Netflix, Inc. (a)	5,000	2,820,550
Target Corporation	21,254	2,956,006
TJX Companies, Inc. (The)	49,595	4,707,062

	SHARES	VALUE
Consumer Discretionary Distribution & Retail — (continued)
Tractor Supply Company	262	$58,845

		14,581,384

Financial Services — 3.6%
LPL Financial Holdings, Inc.	19,667	4,704,150
Mastercard, Inc., Class A	19,728	8,862,409

		13,566,559

Banks — 3.2%
Bank of America Corporation	100,000	3,401,000
East West Bancorp, Inc.	63,372	4,614,115
PNC Financial Services Group, Inc. (The)	28,515	4,311,753

		12,326,868

Healthcare Equipment & Services — 3.0%
Alcon, Inc. (b)	35,019	2,630,277
Stryker Corporation	10,759	3,609,429
UnitedHealth Group, Inc.	6,200	3,172,788
West Pharmaceutical Services, Inc.	5,832	2,175,511

		11,588,005

Insurance — 3.0%
Aflac, Inc.	28,265	2,383,870
Elevance Health, Inc.	6,751	3,331,214
Progressive Corporation (The)	15,121	2,695,318
Travelers Companies, Inc. (The)	13,908	2,939,595

		11,349,997

Media & Entertainment — 2.8%
Alphabet, Inc., Class A (a)	77,564	10,866,716

Consumer Staples Distribution & Retail — 2.3%
Costco Wholesale Corporation	9,228	6,412,353
Sysco Corporation	30,845	2,496,286

		8,908,639

Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corporation REIT	17,274	3,379,658
Equinix, Inc. REIT	2,596	2,154,083
Jones Lang LaSalle, Inc. (a)	9,787	1,732,886
Prologis, Inc. REIT	10,930	1,384,722

		8,651,349

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
Consumer Durables & Apparel — 1.9%
Levi Strauss & Company, Class A	129,446	$2,107,381
Lululemon Athletica, Inc. (a)	6,189	2,808,692
NIKE, Inc., Class B	21,523	2,185,230

		7,101,303

Renewable Energy & Energy Efficiency — 1.6%
First Solar, Inc. (a)	15,473	2,263,700
Ormat Technologies, Inc.	35,154	2,273,760
Sunrun, Inc. (a)	109,285	1,582,447

		6,119,907

Household & Personal Products — 1.5%
Procter & Gamble Company (The)	17,374	2,730,150
Unilever PLC ADR (b)	61,768	3,007,484

		5,737,634

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	15,931	3,201,812
United Parcel Service, Inc., Class B	14,085	1,998,662

		5,200,474

Consumer Services — 0.9%
Bright Horizons Family Solutions, Inc. (a)	15,357	1,508,825
Starbucks Corporation	22,323	2,076,709

		3,585,534

Materials — 0.9%
Ball Corporation	58,571	3,247,762

Commercial & Professional Services — 0.7%
Verisk Analytics, Inc.	10,870	2,625,431

Utilities — 0.6%
American Water Works Company, Inc.	19,443	2,411,321

Food & Beverage — 0.6%
McCormick & Company, Inc.	33,631	2,292,289

Automobiles & Components — 0.6%
Aptiv PLC (a)	27,341	2,223,644

Telecommunication Services — 0.5%
Verizon Communications, Inc.	49,228	2,084,806

Total Common Stocks (Cost $125,416,985)		235,818,733

BONDS & NOTES — 36.7%
	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — 27.7%
Alphabet, Inc. 1.10%, due 8/15/30 (c)	$2,500,000	$2,069,255
Apple, Inc. 3.00%, due 6/20/27 (c)	5,000,000	4,804,710
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	972,060
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	3,849,676
AvalonBay Communities, Inc. 2.05%, due 1/15/32 (c)	6,000,000	5,002,530
Bank of America Corporation 2.456% (3-Month Term SOFR+113.161 basis points), due 10/22/25 (c)	4,000,000	3,907,164
Boston Properties LP 4.50%, due 12/1/28 (c)	5,000,000	4,776,645
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	3,897,770
Century Housing Corporation 0.60%, due 2/15/24	2,500,000	2,495,175
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	1,966,144
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	478,335
European Investment Bank 3.75%, due 2/14/33 (b)	5,000,000	4,878,260
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,946,882
International Bank for Reconstruction & Development 4.00%, due 7/25/30 (b)	4,000,000	3,985,436
International Finance Corporation 2.125%, due 4/7/26 (b)	2,885,000	2,759,811
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, due 9/15/30 (b)(c)	5,000,000	4,157,015
Mastercard, Inc. 1.90%, due 3/15/31 (c)	5,000,000	4,266,420
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	3,500,000	3,362,226

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
New Jersey Infrastructure Bank 3.00%, due 9/1/31	$2,500,000	$2,274,920
NXP BV / NXP Funding LLC / NXP USA, Inc. 5.00%, due 1/15/33 (b)(c)	4,500,000	4,433,962
PNC Financial Services Group, Inc. (The) 2.20%, due 11/1/24 (c)	5,000,000	4,892,125
Prologis LP 1.25%, due 10/15/30 (c)	4,500,000	3,635,964
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	1,982,982
Salesforce, Inc. 1.50%, due 7/15/28 (c)	6,000,000	5,342,814
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	1,814,884
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,288,347
United States International Development Finance Corporation 3.43%, due 6/1/33	183,454	175,550
United States International Development Finance Corporation 3.05%, due 6/15/35	1,152,450	1,074,013
United States International Development Finance Corporation 2.58%, due 7/15/38	2,728,786	2,383,840
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	5,000,000	4,835,830
Visa, Inc. 0.75%, due 8/15/27 (c)	6,000,000	5,329,806
Xylem, Inc. 2.25%, due 1/30/31 (c)	4,500,000	3,847,154

		105,887,705

U.S. Government Agencies — 3.6%
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	2,866,350

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — (continued)
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	$3,000,000	$2,874,537
Federal Farm Credit Banks Funding Corporation 3.875%, due 8/15/28	4,000,000	3,980,252
Federal Farm Credit Banks Funding Corporation 1.23%, due 7/29/30 (c)	5,000,000	4,127,610

		13,848,749

Community Development Financial Institutions — 1.7%
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,372,456
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	1,820,652
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	1,945,612
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,328,298

		6,467,018

Capital Goods — 0.9%
Trane Technologies Financing Ltd. 3.80%, due 3/21/29 (c)	3,500,000	3,383,163

Equity Real Estate Investment Trusts (REITs) — 0.9%
National Community Renaissance of California 3.27%, due 12/1/32 (c)	4,000,000	3,299,560

Municipal — 0.9%
Commonwealth of Massachusetts 4.11%, due 7/15/31 (c)	3,297,137	3,261,063

Software & Services — 0.5%
Adobe, Inc. 3.25%, due 2/1/25 (c)	2,000,000	1,970,908

Media & Entertainment — 0.5%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	2,000,000	1,890,416

Total Bonds & Notes (Cost $147,547,134)		140,008,582

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	concluded

SHORT-TERM INVESTMENTS — 1.4%
	PRINCIPAL AMOUNT	VALUE
UMB Money Market Fiduciary Account, 0.01% (e) (Cost $5,295,153)		$5,295,153

Total Short-term Investments (Cost $5,295,153)		5,295,153

TOTAL INVESTMENTS (f) — 99.8%
(Cost $278,259,272)		381,122,468
Other Assets Less Liabilities — 0.2%		675,598

NET ASSETS — 100.0%		$381,798,066

ADR	– American Depository Receipt
PLC	– Public Limited Company
REIT	– Real Estate Investment Trusts
LP	– Limited Partnership
LLC	– Limited Liability Company

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $3,362,226.

(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $278,261,274 resulting in gross unrealized appreciation and depreciation of $115,467,753 and $12,606,559 respectively, or net unrealized appreciation of $102,861,194.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)

COMMON STOCKS — 99.9%
	SHARES	VALUE

Software & Services — 24.5%
Accenture PLC, Class A (a)	17,125	$6,231,445
Adobe, Inc. (b)	12,423	7,674,681
ANSYS, Inc. (b)	2,447	802,200
Autodesk, Inc. (b)	5,954	1,511,185
Automatic Data Processing, Inc.	11,279	2,772,153
Cadence Design Systems, Inc. (b).	7,632	2,201,527
Cognizant Technology Solutions Corporation, Class A	13,966	1,077,058
Fidelity National Information Services, Inc.	16,104	1,002,635
Fortinet, Inc. (b)	18,396	1,186,358
Gen Digital, Inc.	15,860	372,393
International Business Machines Corporation	24,620	4,521,709
Intuit, Inc.	7,690	4,854,928
Microsoft Corporation	191,117	75,984,297
Okta, Inc., Class A (b)	4,293	354,816
Oracle Corporation	44,849	5,009,633
Paycom Software, Inc.	1,514	288,023
PayPal Holdings, Inc. (b)	28,030	1,719,641
PTC, Inc. (b)	3,416	617,100
Salesforce, Inc. (b)	26,548	7,462,377
ServiceNow, Inc. (b)	5,610	4,293,894
Splunk, Inc. (b)	4,417	677,435
Teradata Corporation (b)	2,639	121,869
Visa, Inc., Class A	43,813	11,972,340
Western Union Company (The)	9,695	121,866
Workday, Inc., Class A (b)	5,717	1,664,047
ZoomInfo Technologies, Inc. (b)	7,637	122,498

		144,618,108

Semiconductors & Semiconductor Equipment — 12.0%
Advanced Micro Devices, Inc. (b)	44,195	7,411,059
Analog Devices, Inc.	13,735	2,642,065
Applied Materials, Inc.	22,977	3,775,121
Intel Corporation	114,607	4,937,270
Lam Research Corporation	3,648	3,010,220
Microchip Technology, Inc.	15,188	1,293,714
NVIDIA Corporation	66,819	41,111,726
NXP Semiconductors NV (a)	6,882	1,449,143
ON Semiconductor Corporation (b)	11,879	844,953
Skyworks Solutions, Inc.	4,507	470,801
Texas Instruments, Inc.	25,008	4,004,281

		70,950,353

	SHARES	VALUE
Media & Entertainment — 8.5%
Alphabet, Inc., Class A (b)	160,706	$22,514,911
Alphabet, Inc., Class C (b)	142,226	20,167,647
Electronic Arts, Inc.	7,221	993,465
John Wiley & Sons, Inc., Class A .	1,110	37,562
Liberty Global PLC, Series C (a)(b)	5,308	111,149
New York Times Company (The), Class A	4,241	205,943
Omnicom Group, Inc.	5,383	486,516
Scholastic Corporation	691	26,562
Walt Disney Company (The)	50,354	4,836,502
Warner Bros Discovery, Inc. (b)	63,327	634,536

		50,014,793

Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
AbbVie, Inc.	48,248	7,931,971
Agilent Technologies, Inc.	7,970	1,036,897
Amgen, Inc.	14,713	4,623,707
Biogen, Inc. (b)	3,942	972,334
BioMarin Pharmaceutical, Inc. (b)	5,114	450,441
Bio-Techne Corporation	4,293	301,884
Bristol-Myers Squibb Company	56,739	2,772,835
Danaher Corporation	19,149	4,594,037
Gilead Sciences, Inc.	33,917	2,654,344
Illumina, Inc. (b)	4,304	615,515
IQVIA Holdings, Inc. (b)	4,983	1,037,610
Jazz Pharmaceuticals PLC (a)(b)	1,491	182,975
Merck & Company, Inc.	68,793	8,308,819
Mettler-Toledo International, Inc. (b)	590	706,342
Vertex Pharmaceuticals, Inc. (b)	7,094	3,074,398
Waters Corporation (b)	1,573	499,758
Zoetis, Inc.	12,557	2,358,330

		42,122,197

Financial Services — 6.6%
Ally Financial, Inc.	7,399	271,395
American Express Company	17,165	3,445,702
Ameriprise Financial, Inc.	2,831	1,095,116
Bank of New York Mellon Corporation (The)	21,308	1,181,742
BlackRock, Inc.	4,085	3,163,056
Charles Schwab Corporation (The)	41,066	2,583,873
CME Group, Inc.	9,846	2,026,701
Equitable Holdings, Inc.	9,324	304,802
FactSet Research Systems, Inc.	1,026	488,294

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
Financial Services — (continued)
Franklin Resources, Inc.	8,032	$213,892
Intercontinental Exchange, Inc.	15,625	1,989,531
Invesco Ltd.	8,733	138,243
Mastercard, Inc., Class A	22,917	10,295,004
Moody’s Corporation	4,515	1,770,061
Morgan Stanley	34,039	2,969,562
Nasdaq, Inc.	9,312	537,954
Northern Trust Corporation	5,571	443,674
S&P Global, Inc.	8,916	3,997,489
State Street Corporation	8,722	644,294
Synchrony Financial	11,333	440,514
T. Rowe Price Group, Inc.	6,115	663,172
Voya Financial, Inc.	2,804	202,925

		38,866,996

Capital Goods — 6.2%
3M Company	14,994	1,414,684
A.O. Smith Corporation	3,346	259,683
AGCO Corporation	1,737	212,487
Air Lease Corporation, Class A	2,616	109,375
Allegion PLC (a)	2,296	284,451
Applied Industrial Technologies, Inc.	1,062	187,401
Builders FirstSource, Inc. (b)	3,490	606,318
Carrier Global Corporation	22,930	1,254,500
Caterpillar, Inc.	13,938	4,185,721
Cummins, Inc.	3,846	920,348
Deere & Company	7,473	2,941,223
Dover Corporation	3,689	552,538
Eaton Corporation PLC	10,958	2,696,545
EMCOR Group, Inc.	1,315	299,965
Fastenal Company	15,701	1,071,279
Ferguson PLC	5,627	1,057,088
Flowserve Corporation	3,474	138,717
Fortive Corporation	9,546	746,306
Fortune Brands Innovations, Inc.	3,315	257,211
Graco, Inc.	4,571	389,906
Granite Construction, Inc.	1,169	52,734
IDEX Corporation	1,946	411,579
Illinois Tool Works, Inc.	8,118	2,117,986
Lennox International, Inc.	887	379,778
Lincoln Electric Holdings, Inc.	1,571	349,108
Masco Corporation	6,036	406,162
Middleby Corporation (The) (b)	1,305	184,096
Owens Corning	2,512	380,643

	SHARES	VALUE
Capital Goods — (continued)
PACCAR, Inc.	13,937	$1,399,135
Parker-Hannifin Corporation	3,561	1,654,084
Pentair PLC (a)	4,568	334,241
Quanta Services, Inc.	4,011	778,335
Rockwell Automation, Inc.	3,145	796,566
Roper Technologies, Inc.	2,975	1,597,575
Sensata Technologies Holding NV	3,952	142,944
Snap-on, Inc.	1,415	410,251
Stanley Black & Decker, Inc.	4,142	386,449
Tennant Company	425	40,171
Timken Company (The)	1,669	136,708
Trane Technologies PLC	6,240	1,572,792
United Rentals, Inc.	1,876	1,173,250
W.W. Grainger, Inc.	1,237	1,107,907
Westinghouse Air Brake Technologies Corporation	4,786	629,694
Xylem, Inc.	6,509	731,872

		36,759,806

Food & Beverage — 3.8%
Archer-Daniels-Midland Company	14,709	817,526
Bunge Global SA	4,178	368,040
Campbell Soup Company	4,930	220,026
Coca-Cola Company (The)	112,317	6,681,738
Conagra Brands, Inc.	12,351	360,032
Darling Ingredients, Inc. (b)	4,303	186,320
General Mills, Inc.	15,775	1,023,955
Hormel Foods Corporation	7,959	241,715
Ingredion, Inc.	1,727	185,773
JM Smucker Company (The)	2,790	367,025
Kellanova	7,120	389,891
Keurig Dr Pepper, Inc.	28,318	890,318
Kraft Heinz Company (The)	22,639	840,586
Lamb Weston Holdings, Inc.	4,001	409,863
McCormick & Company, Inc.	6,769	461,375
Mondelez International, Inc., Class A	37,244	2,803,356
PepsiCo, Inc.	37,646	6,344,480

		22,592,019

Consumer Discretionary Distribution & Retail — 3.7%
AutoNation, Inc. (b)	783	109,354
Best Buy Company, Inc.	5,354	388,111
Booking Holdings, Inc. (b)	980	3,437,321

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
Consumer Discretionary Distribution & Retail — (continued)
Buckle, Inc. (The)	910	$33,843
CarMax, Inc. (b)	4,359	310,274
Foot Locker, Inc.	2,379	66,993
GameStop Corporation, Class A (b)	7,479	106,426
Gap, Inc. (The)	6,046	113,000
Home Depot, Inc. (The)	27,289	9,631,925
Kohl’s Corporation	3,019	77,769
LKQ Corporation	7,205	336,257
Lowe’s Companies, Inc.	15,749	3,352,017
Nordstrom, Inc.	1,843	33,450
ODP Corporation (The) (b)	869	44,441
Pool Corporation	1,055	391,669
Signet Jewelers Ltd.	1,184	117,784
Target Corporation	12,586	1,750,461
Tractor Supply Company	2,957	664,142
Ulta Beauty, Inc. (b)	1,350	677,768

		21,643,005

Healthcare Equipment & Services — 3.5%
Align Technology, Inc. (b)	1,995	533,303
Becton, Dickinson & Company	7,922	1,891,853
Cardinal Health, Inc.	6,792	741,618
Cencora, Inc.	4,721	1,098,482
Centene Corporation (b)	14,698	1,106,906
Cigna Group (The)	8,086	2,433,482
Cooper Cos., Inc. (The)	1,330	496,130
DaVita, Inc. (b)	1,463	158,238
DENTSPLY SIRONA, Inc.	5,598	194,531
DexCom, Inc. (b)	10,578	1,283,640
Edwards Lifesciences Corporation (b)	16,621	1,304,250
HCA Healthcare, Inc.	5,609	1,710,184
Henry Schein, Inc. (b)	3,405	254,830
Hologic, Inc. (b)	6,491	483,190
Humana, Inc.	3,375	1,275,953
IDEXX Laboratories, Inc. (b)	2,273	1,170,777
Insulet Corporation (b)	1,894	361,508
Laboratory Corporation of America Holdings	2,372	527,296
Patterson Companies, Inc.	2,269	67,752
Pediatrix Medical Group, Inc. (b) .	2,034	19,038
Quest Diagnostics, Inc.	2,982	382,978
ResMed, Inc.	4,000	760,800

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Select Medical Holdings Corporation	2,639	$68,588
STERIS PLC	2,704	592,041
Teladoc Health, Inc. (b)	4,323	83,996
West Pharmaceutical Services, Inc.	2,036	759,489
Zimmer Biomet Holdings, Inc.	5,647	709,263

		20,470,116

Insurance — 3.2%
Allstate Corporation (The)	7,122	1,105,691
Arthur J. Gallagher & Company .	5,949	1,381,120
Chubb Ltd. (a)	11,259	2,758,455
Elevance Health, Inc.	6,432	3,173,806
Hartford Financial Services Group, Inc. (The)	8,198	712,898
Lincoln National Corporation	4,622	126,874
Loews Corporation	4,861	354,172
Marsh & McLennan Companies, Inc.	13,553	2,627,114
Principal Financial Group, Inc.	6,655	526,411
Progressive Corporation (The)	16,001	2,852,178
Prudential Financial, Inc.	10,020	1,051,399
Travelers Companies, Inc. (The)	6,079	1,284,857
Willis Towers Watson PLC (a)	2,828	696,536

		18,651,511

Equity Real Estate Investment Trusts (REITs) — 2.9%
American Tower Corporation REIT	12,702	2,485,146
Anywhere Real Estate, Inc. (b)	2,748	19,566
AvalonBay Communities, Inc. REIT	3,849	689,009
Boston Properties, Inc. REIT	3,950	262,675
CBRE Group, Inc., Class A (b)	8,511	734,584
COPT Defense Properties REIT	2,239	52,751
Digital Realty Trust, Inc. REIT	8,302	1,166,099
Equinix, Inc. REIT	2,596	2,154,083
Equity Residential REIT	9,728	585,528
Federal Realty Investment Trust REIT	1,786	181,690
Healthpeak Properties, Inc. REIT .	13,876	256,706
Host Hotels & Resorts, Inc. REIT .	19,367	372,234
Iron Mountain, Inc. REIT	8,032	542,321
Jones Lang LaSalle, Inc. (b)	1,295	229,293
Macerich Company (The) REIT	5,877	92,798

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) — (continued)
PotlatchDeltic Corporation REIT .	2,023	$90,489
Prologis, Inc. REIT	25,313	3,206,904
SBA Communications Corporation, Class A REIT	2,924	654,567
Simon Property Group, Inc. REIT	8,985	1,245,411
UDR, Inc. REIT	8,222	296,156
Ventas, Inc. REIT	11,032	511,774
Welltower, Inc. REIT	14,281	1,235,449

		17,065,233

Renewable Energy & Energy Efficiency — 2.8%
Acuity Brands, Inc.	806	191,957
First Solar, Inc. (b)	2,787	407,738
Itron, Inc. (b)	1,270	91,618
Johnson Controls International, PLC	18,485	973,975
Ormat Technologies, Inc.	1,435	92,816
Tesla, Inc. (b)	77,908	14,591,389

		16,349,493

Household & Personal Products — 2.4%
Clorox Company (The)	3,325	482,956
Colgate-Palmolive Company	21,145	1,780,409
Estee Lauder Companies, Inc. (The), Class A	6,339	836,685
Kimberly-Clark Corporation	9,125	1,103,851
Procter & Gamble Company (The)	64,304	10,104,731

		14,308,632

Consumer Services — 2.4%
Aramark	6,750	196,290
Choice Hotels International, Inc.	789	95,564
Darden Restaurants, Inc.	3,356	545,618
Domino’s Pizza, Inc.	939	400,221
Hilton Worldwide Holdings, Inc.	7,136	1,362,690
Jack in the Box, Inc.	494	38,517
Marriott International, Inc., Class A	7,023	1,683,624
McDonald’s Corporation	19,833	5,805,516
Royal Caribbean Cruises Ltd. (b) .	6,728	857,820
Starbucks Corporation	31,263	2,908,397
Vail Resorts, Inc.	1,020	226,440

		14,120,697

	SHARES	VALUE
Materials — 2.4%
Albemarle Corporation	3,214	$368,774
Amcor PLC (a)	39,040	368,147
Avery Dennison Corporation	2,226	443,976
Axalta Coating Systems Ltd. (b)	5,799	188,004
Ball Corporation	8,569	475,151
Compass Minerals International, Inc.	810	18,217
Ecolab, Inc.	7,009	1,389,324
H.B. Fuller Company	1,296	98,198
International Flavors & Fragrances, Inc.	6,950	560,726
Linde PLC (a)	13,314	5,389,907
Minerals Technologies, Inc.	800	52,280
Mosaic Company (The)	9,056	278,110
Newmont Corporation	31,465	1,085,857
PPG Industries, Inc.	6,437	907,874
Schnitzer Steel Industries, Inc., Class A	595	15,666
Sealed Air Corporation	3,810	131,635
Sherwin-Williams Company (The)	6,669	2,029,910
Sonoco Products Company	2,553	145,266

		13,947,022

Technology Hardware & Equipment — 2.2%
Cisco Systems, Inc.	111,031	5,571,536
Cognex Corporation	4,616	166,822
CommScope Holding Company, Inc. (b)	5,878	13,637
Corning, Inc.	21,955	713,318
Dell Technologies, Inc., Class C	7,093	587,868
F5, Inc. (b)	1,605	294,839
Flex Ltd. (b)	12,499	296,726
Hewlett Packard Enterprise Company	35,375	540,884
HP, Inc.	24,487	703,022
Keysight Technologies, Inc. (b)	4,825	739,479
Motorola Solutions, Inc.	4,460	1,424,970
TE Connectivity Ltd. (a)	8,686	1,235,062
Trimble, Inc. (b)	6,743	342,949
Xerox Holdings Corporation	3,368	62,173
Zebra Technologies Corporation, Class A (b)	1,400	335,370

		13,028,655

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
Transportation — 1.8%
ArcBest Corporation	678	$80,770
Avis Budget Group, Inc.	588	96,262
C.H. Robinson Worldwide, Inc.	3,095	260,259
CSX Corporation	54,732	1,953,932
Delta Air Lines, Inc.	4,818	188,577
Expeditors International of Washington, Inc.	4,080	515,426
J.B. Hunt Transport Services, Inc.	2,273	456,828
Ryder System, Inc.	1,225	139,123
Southwest Airlines Company	3,443	102,911
U-Haul Holding Company	2,511	160,378
Union Pacific Corporation	16,651	4,061,678
United Parcel Service, Inc., Class B	19,860	2,818,134

		10,834,278

Consumer Durables & Apparel — 1.0%
Capri Holdings Ltd. (a)(b)	3,197	155,822
Columbia Sportswear Company	837	66,340
Deckers Outdoor Corporation (b)	723	544,947
Ethan Allen Interiors, Inc.	559	16,284
Garmin Ltd. (a)	4,169	498,154
Hanesbrands, Inc. (b)	9,572	43,074
Hasbro, Inc.	3,588	175,632
La-Z-Boy, Inc.	1,179	41,041
Mattel, Inc. (b)	9,467	169,365
Meritage Homes Corporation	1,090	180,515
Mohawk Industries, Inc. (b)	1,388	144,699
Newell Brands, Inc.	10,124	84,232
NIKE, Inc., Class B	33,445	3,395,671
PVH Corporation	1,663	199,992
Topgolf Callaway Brands Corporation (b)	4,066	53,549
Under Armour, Inc., Class A (b)	5,642	42,992
Under Armour, Inc., Class C (b)	3,915	28,971
VF Corporation	7,320	120,487
Whirlpool Corporation	1,461	160,009
Wolverine World Wide, Inc.	2,254	18,843

		6,140,619

Banks — 1.0%
Bank of Hawaii Corporation	1,083	68,478
Cathay General Bancorp	1,504	61,920
Citizens Financial Group, Inc.	12,892	421,568
Comerica, Inc.	3,589	188,710
Huntington Bancshares, Inc.	39,653	504,783

	SHARES	VALUE
Banks — (continued)
International Bancshares Corporation	1,325	$70,039
KeyCorp.	25,488	370,341
M&T Bank Corporation	4,534	626,145
Old National Bancorp.	6,614	108,932
PNC Financial Services Group, Inc. (The)	10,887	1,646,223
Regions Financial Corporation	25,701	479,838
Truist Financial Corporation	36,505	1,352,875
Zions Bancorp NA	4,073	170,659

		6,070,511

Telecommunication Services — 0.8%
Lumen Technologies Inc. (b)	26,155	31,909
Verizon Communications, Inc.	115,242	4,880,499

		4,912,408

Commercial & Professional Services — 0.4%
ACCO Brands Corporation	2,536	15,419
ASGN, Inc. (b)	1,275	118,346
Copart, Inc. (b)	24,073	1,156,467
Deluxe Corporation	1,019	19,269
Exponent, Inc.	1,349	118,968
Heidrick & Struggles International, Inc.	461	13,816
HNI Corporation	1,386	56,438
ICF International, Inc.	527	73,274
Interface, Inc.	1,073	13,316
Kelly Services, Inc., Class A	931	19,132
ManpowerGroup, Inc.	1,277	94,677
Resources Connection, Inc.	231	3,109
Robert Half, Inc.	2,989	237,745
Steelcase, Inc., Class A	2,529	32,068
Tetra Tech, Inc.	1,469	232,366
TransUnion	5,266	364,355
TrueBlue, Inc. (b)	710	9,784

		2,578,549

Consumer Staples Distribution & Retail — 0.3%
Kroger Co. (The)	18,592	857,835
Sysco Corporation	13,747	1,112,545

		1,970,380

Automobiles & Components — 0.2%
Aptiv PLC (b)	7,725	628,274

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	concluded

	SHARES	VALUE
Automobiles & Components — (continued)
Autoliv, Inc. (a)	2,205	$236,200
BorgWarner, Inc.	6,341	214,960
Harley-Davidson, Inc.	3,387	109,908
Rivian Automotive, Inc., Class A (b)	17,959	274,952

		1,464,294

Utilities — 0.2%
American Water Works Company, Inc.	5,329	660,903
Essential Utilities, Inc.	6,627	237,644

		898,547

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,155	23,080
United Natural Foods, Inc. (b)	1,633	24,348

		47,428

Total Common Stocks (Cost $254,231,933)		590,425,650

SHORT-TERM INVESTMENTS — 0.1%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $415,919)		415,919

Total Short-term Investments (Cost $415,919)		415,919

TOTAL INVESTMENTS (d) — 100.0%
(Cost $254,647,852)		590,841,569
Other Assets Less Liabilities — (0.0)%		(70,179)

NET ASSETS — 100.0%		$590,771,390

PLC	– Public Limited Company
REIT	– Real Estate Investment Trusts

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $261,309,323 resulting in gross unrealized appreciation and depreciation of $348,809,740 and $19,277,494 respectively, or net unrealized appreciation of $329,532,246.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)

COMMON STOCKS — 99.1%
	SHARES	VALUE
Japan — 23.2%
Advantest Corporation	33,900	$1,349,147
Aeon Company, Ltd.	28,900	690,628
Ajinomoto Company, Inc.	19,500	800,766
ANA Holdings, Inc. (a)	6,900	152,477
Asahi Kasei Corporation	55,700	422,403
Astellas Pharma, Inc.	79,800	929,070
Azbil Corporation	5,000	161,574
Bridgestone Corporation	25,200	1,091,984
Brother Industries Ltd.	10,000	167,526
Daikin Industries Ltd.	11,700	1,874,718
Daiwa Securities Group, Inc.	59,500	426,429
FANUC Corporation	42,200	1,167,352
Fuji Electric Company Ltd.	5,700	285,456
Fujitsu Ltd.	7,800	1,079,632
Hankyu Hanshin Holdings, Inc. .	10,200	312,074
Hitachi Ltd.	41,000	3,220,564
Hoya Corporation	15,700	1,994,358
Ibiden Company Ltd.	4,900	246,568
JFE Holdings, Inc.	25,500	402,615
JSR Corporation	7,900	215,470
KDDI Corp.	66,200	2,193,541
Kikkoman Corporation	6,000	369,170
Kubota Corporation	44,600	675,131
Kyowa Kirin Company Ltd.	11,800	185,873
LY Corporation	118,200	367,724
MatsukiyoCocokara & Company .	15,500	281,740
Mitsubishi Chemical Group Corporation	56,300	339,475
Mitsui Chemicals, Inc.	7,600	223,670
NEC Corporation	10,800	705,723
Nitto Denko Corporation	6,300	522,635
Nomura Research Institute Ltd.	17,100	522,978
Omron Corporation	7,900	355,226
Ono Pharmaceutical Company Ltd.	17,200	310,015
Oriental Land Company Ltd.	48,300	1,793,866
Rakuten Group, Inc. (a)	66,700	292,997
Renesas Electronics Corporation (a)	64,800	1,063,212
Secom Company Ltd.	9,400	682,255
Seiko Epson Corporation	12,700	185,387
SG Holdings Company Ltd.	14,100	182,597
SoftBank Corporation	127,200	1,689,960
Sompo Holdings, Inc.	13,100	679,254

	SHARES	VALUE
Japan — (continued)
Sony Group Corporation	55,800	$5,472,217
Sumitomo Chemical Company, Ltd.	60,400	142,217
Sumitomo Metal Mining Company, Ltd.	10,700	295,734
Sumitomo Mitsui Financial Group, Inc.	56,200	2,923,152
Sysmex Corporation	7,500	406,292
T&D Holdings, Inc.	21,900	362,637
TDK Corporation	17,200	855,783
TIS, Inc.	9,800	217,970
Tobu Railway Company Ltd.	8,400	222,460
Tokio Marine Holdings, Inc.	79,700	2,101,484
Toray Industries, Inc.	61,700	308,280
Unicharm Corporation	17,900	615,910
Yamaha Corporation	5,800	127,545
Yamaha Motor Company Ltd.	39,000	368,618
Yamato Holdings Company Ltd.	11,900	205,709
Yaskawa Electric Corporation	10,700	403,244
ZOZO, Inc.	6,100	133,569

		45,776,061

Canada — 10.8%
Agnico Eagle Mines Ltd.	22,098	1,086,081
Bank of Nova Scotia (The)	53,465	2,500,070
Canadian Apartment Properties REIT	3,687	127,982
Dollarama, Inc.	12,482	916,028
Gildan Activewear, Inc.	7,702	254,347
Intact Financial Corporation	7,821	1,223,031
Metro, Inc.	10,074	528,913
National Bank of Canada	15,005	1,147,612
Nutrien Ltd.	21,728	1,083,410
Open Text Corporation	11,817	515,307
RB Global, Inc.	7,952	508,999
RioCan Real Estate Investment Trust REIT	7,064	96,096
Saputo, Inc.	11,504	237,182
Shopify, Inc. (a)	53,263	4,263,813
Sun Life Financial, Inc.	25,989	1,347,098
TELUS Corporation	21,419	383,614
Toronto-Dominion Bank (The)	80,623	4,897,345
West Fraser Timber Company Ltd.	2,527	200,938

		21,317,866

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
France — 10.6%
Aeroports de Paris	1,547	$207,010
AXA SA	80,050	2,686,982
BioMerieux	1,749	188,247
Cie Generale des Etablissements Michelin SCA	29,971	995,145
Credit Agricole SA	47,335	678,088
Danone SA	28,480	1,897,495
Dassault Systemes SE	29,577	1,533,264
Hermes International SCA	1,404	2,962,047
L’Oreal SA	10,679	5,110,627
Schneider Electric SE	24,110	4,736,548

		20,995,453

United Kingdom — 9.3%
3i Group PLC	43,204	1,352,464
abrdn PLC	83,493	177,620
Admiral Group PLC	11,529	366,580
Auto Trader Group PLC (b)	39,704	365,261
Barratt Developments PLC	42,676	290,841
Berkeley Group Holdings PLC	4,590	277,938
BT Group PLC	281,397	398,649
Burberry Group PLC	16,261	267,844
Croda International PLC	6,089	368,537
Informa PLC	61,992	608,843
InterContinental Hotels Group PLC	7,319	693,480
Intertek Group PLC	7,197	408,496
Kingfisher PLC	82,751	230,069
Legal & General Group PLC	267,425	860,125
Mondi PLC	19,402	347,664
Pearson PLC	28,415	348,578
Phoenix Group Holdings PLC	34,225	218,509
RELX PLC	83,605	3,450,627
Sage Group PLC (The)	45,634	679,375
Schroders PLC	36,232	185,361
Segro PLC REIT	50,789	564,053
St. James’s Place PLC	24,624	202,706
Taylor Wimpey PLC	157,754	294,517
Unilever PLC	110,658	5,384,505

		18,342,642

Netherlands — 9.2%
Akzo Nobel NV	7,588	582,870
ASML Holding NV	13,354	11,586,100
Prosus NV (a)	64,818	1,928,498

	SHARES	VALUE
Netherlands — (continued)
STMicroelectronics NV	30,183	$1,325,299
Universal Music Group NV	36,218	1,067,654
Wolters Kluwer NV	10,965	1,616,474

		18,106,895

Denmark — 7.7%
Coloplast A/S, Class B	6,084	701,308
Demant A/S (a)	4,327	196,007
DSV A/S	8,247	1,475,459
Genmab A/S (a)	2,927	809,374
Novo Nordisk A/S, Class B	89,150	10,190,170
Pandora A/S	3,720	543,551
ROCKWOOL A/S B Shares	403	109,868
Vestas Wind Systems A/S (a)	44,616	1,257,939

		15,283,676

Switzerland — 6.9%
Banque Cantonale Vaudoise	1,326	169,766
DSM-Firmenich AG	8,222	869,341
Givaudan SA	409	1,700,744
Julius Baer Group Ltd.	8,973	488,474
Kuehne + Nagel International AG	2,410	816,653
Logitech International SA	7,175	601,469
Lonza Group AG	3,300	1,613,295
SGS SA	6,578	607,811
SIG Group AG (a)	13,163	275,515
Sonova Holding AG	2,271	725,762
Swiss Re AG	13,382	1,532,157
Temenos AG	2,858	290,843
VAT Group AG (b)	1,200	558,603
Zurich Insurance Group AG	6,493	3,298,834

		13,549,267

Germany — 5.8%
adidas AG	7,186	1,356,669
Deutsche Boerse AG	8,422	1,677,201
Deutsche Post AG	43,940	2,104,528
GEA Group AG	7,434	297,733
Henkel AG & Company KGaA	4,508	308,314
Henkel AG & Company KGaA (c)	7,557	579,324
LEG Immobilien SE (a)	3,254	270,024
Merck KGaA	5,650	927,054
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,019	2,562,476
Puma SE	4,556	183,356

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	continued

	SHARES	VALUE
Germany — (continued)
Vonovia SE	32,406	$1,009,552
Zalando SE (a)(b)	9,821	196,098

		11,472,329

Australia — 4.2%
ASX Ltd.	8,628	368,861
Brambles Ltd.	60,565	577,463
Cochlear Ltd.	2,891	573,706
Coles Group Ltd.	59,586	618,337
Computershare Ltd.	24,185	400,575
Dexus REIT	48,534	245,609
GPT Group (The) REIT	82,602	249,648
IGO Ltd.	29,003	140,987
Mineral Resources Ltd.	7,846	302,606
Mirvac Group REIT	170,615	239,777
Northern Star Resources Ltd.	49,922	428,213
Orica Ltd.	20,313	214,236
Pilbara Minerals Ltd.	126,905	289,043
QBE Insurance Group Ltd.	66,561	685,339
Scentre Group REIT	235,311	467,797
Sonic Healthcare Ltd.	20,072	418,498
Stockland REIT	107,566	317,652
Suncorp Group Ltd.	56,817	522,964
Transurban Group	136,157	1,196,150

		8,257,461

Hong Kong — 2.8%
AIA Group Ltd.	507,800	3,982,352
BOC Hong Kong Holdings Ltd.	161,500	387,079
Hang Lung Properties Ltd.	80,000	92,876
Hang Seng Bank Ltd.	34,017	354,121
MTR Corporation Ltd.	70,667	229,900
Sino Land Company Ltd.	162,746	169,999
Swire Pacific Ltd. A Shares	18,500	143,134
Swire Properties Ltd.	54,000	100,913

		5,460,374

Ireland — 1.8%
CRH PLC	31,328	2,222,398
James Hardie Industries PLC (a) .	19,466	731,335
Kerry Group PLC, Class A	7,048	628,234

		3,581,967

Sweden — 1.4%
Beijer Ref AB	16,766	228,268
Boliden AB	11,998	318,458

	SHARES	VALUE
Sweden — (continued)
Essity AB, Class B	26,922	$632,214
Svenska Cellulosa AB SCA, Class B	27,370	372,611
Svenska Handelsbanken AB A Shares	63,762	687,373
Tele2 AB B Shares	23,603	201,239
Telia Company AB	104,722	270,095

		2,710,258

Italy — 1.4%
Amplifon SpA	5,416	176,775
Assicurazioni Generali SpA	44,349	989,319
FinecoBank Banca Fineco SpA	26,470	381,665
Mediobanca Banca di Credito Finanziario SpA	24,813	328,632
Moncler SpA	9,148	562,771
Poste Italiane SpA (b)	22,894	248,261

		2,687,423

Finland — 1.2%
Elisa Oyj	6,138	279,664
Kesko Oyj B Shares	11,736	229,207
Metso OYJ	29,841	298,258
Nokia Oyj	240,488	869,453
Stora Enso Oyj R Shares	26,277	334,379
Wartsila OYJ Abp	20,905	308,390

		2,319,351

Spain — 0.9%
ACS Actividades de Construccion y Servicios SA	9,467	373,583
Amadeus IT Group SA	19,976	1,399,965

		1,773,548

Norway — 0.7%
DNB Bank ASA	40,823	793,584
Gjensidige Forsikring ASA	8,352	134,337
Orkla ASA	31,277	244,996
Telenor ASA	28,126	312,086

		1,485,003

Singapore — 0.5%
CapitaLand Ascendas REIT	166,700	361,272
CapitaLand Integrated Commercial Trust REIT	239,600	357,194
CapitaLand Investment Ltd.	112,111	246,118

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2024 (unaudited)	concluded

	SHARES	VALUE
Singapore — (continued)
City Developments Ltd.	21,800	$98,946

		1,063,530

Belgium — 0.5%
KBC Group NV	11,061	721,547
Umicore SA	9,543	217,076

		938,623

New Zealand — 0.2%
EBOS Group Ltd.	6,476	148,302
Meridian Energy Ltd.	55,922	189,451

		337,753

Total Common Stocks (Cost $167,867,696)		195,459,480

SHORT-TERM INVESTMENTS — 0.2%
UMB Money Market Fiduciary Account, 0.01% (d) (Cost $312,774)		312,774

Total Short-term Investments (Cost $312,774)		312,774

TOTAL INVESTMENTS (e) — 99.3%
(Cost $168,180,470)		195,772,254
Other Assets Less Liabilities — 0.7%		1,417,782

NET ASSETS — 100.0%		$197,190,036

REIT	– Real Estate Investment Trusts
PLC	– Public Limited Company

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $1,368,223.

(c)	Preference shares.
(d)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(e)

The cost of investments for federal income tax purposes is $173,059,131 resulting in gross unrealized appreciation and depreciation of $39,678,254 and $16,965,131 respectively, or net unrealized appreciation of $22,713,123.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2024

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $278,259,272, $254,647,852 and $168,180,470, respectively)	$381,122,468	$590,841,569	$195,772,254
Foreign cash, at value (cost $0, $0 and $638,750, respectively)	—	—	640,065
Receivables for:
Securities sold	—	—	8,816
Capital stock sold	32,023	177,562	69,826
Interest	951,005	3	5
Dividends	162,173	533,662	918,604

Total assets	382,267,669	591,552,796	197,409,570

LIABILITIES:
Payable for capital stock repurchased	24,900	225,589	44,957
Accrued expenses	444,703	555,817	174,577

Total liabilities	469,603	781,406	219,534

NET ASSETS	$381,798,066	$590,771,390	$197,190,036

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$269,832,548	$261,672,110	$178,200,531
Net distributable earnings	111,965,518	329,099,280	18,989,505

NET ASSETS	$381,798,066	$590,771,390	$197,190,036

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$273,853,610	$334,504,623	$54,895,843
Shares of beneficial interest issued and outstanding	8,150,244	4,358,855	4,085,394
Net asset value per share	$33.60	$76.74	$13.44

Institutional Class Shares:
Net assets applicable to shares outstanding	$107,944,456	$256,266,767	$142,294,193
Shares of beneficial interest issued and outstanding	3,202,293	3,358,921	10,634,840
Net asset value per share	$33.71	$76.29	$13.38

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2024

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$2,232,972	$36	$23
Dividend and other income (net of $6,052, $2,121 and $141,404 foreign withholding taxes, respectively)	1,537,331	4,107,487	1,510,253

Total investment income	3,770,303	4,107,523	1,510,276

EXPENSES:
Administrative services fee	1,399,360	2,477,163	717,837
Investment advisory fee	1,193,509	609,407	256,417

Total expenses	2,592,869	3,086,570	974,254

NET INVESTMENT INCOME	1,177,434	1,020,953	536,022

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,253,893	398,380	251,839
Foreign currency transactions	—	—	(15,389)
Change in net unrealized appreciation (depreciation) on:
Investments	1,465,502	35,322,742	5,380,232
Foreign currency translations	—	—	(6,183)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,719,395	35,721,122	5,610,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,896,829	$36,742,075	$6,146,521

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2024 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2023	FOR THE SIX MONTHS ENDED JANUARY 31, 2024 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2023	FOR THE SIX MONTHS ENDED JANUARY 31, 2024 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2023
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$1,177,434	$1,655,194	$1,020,953	$2,396,070	$536,022	$2,690,701
Net realized gain (loss) on investments and foreign currency transactions	9,253,893	9,771,494	398,380	(2,345,657)	236,450	(3,469,886)
Change in net unrealized appreciation on investments and foreign currency translations	1,465,502	2,670,927	35,322,742	62,173,962	5,374,049	21,494,320

Net increase in net assets resulting from operations	11,896,829	14,097,615	36,742,075	62,224,375	6,146,521	20,715,135

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(7,666,666)	(5,507,040)	(109,401)	(1,548,959)	(95,130)	(578,822)
Institutional Class	(3,194,441)	(2,432,618)	(377,906)	(2,077,689)	(409,282)	(2,004,336)

Total dividends and distributions	(10,861,107)	(7,939,658)	(487,307)	(3,626,648)	(504,412)	(2,583,158)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	7,927,451	21,024,153	14,481,067	23,168,559	4,310,956	9,049,805
Institutional Class	5,499,202	22,610,444	18,909,238	37,989,362	11,721,039	28,221,800
Reinvestment of dividends and distributions
Individual Investor Class	7,433,020	5,322,059	106,293	1,505,339	94,157	573,660
Institutional Class	3,140,196	2,398,249	339,523	1,871,313	408,890	2,002,627
Payments for shares redeemed
Individual Investor Class[1]	(21,842,759)	(47,345,115)	(14,966,966)	(45,012,458)	(3,338,712)	(9,825,458)
Institutional Class[2]	(15,984,085)	(13,500,643)	(22,240,673)	(35,603,924)	(9,437,367)	(23,420,414)

Net increase (decrease) in net assets resulting from capital share transactions	(13,826,975)	(9,490,853)	(3,371,518)	(16,081,809)	3,758,963	6,602,020

Total increase (decrease) in net assets	(12,791,253)	(3,332,896)	32,883,250	42,515,918	9,401,072	24,733,997
NET ASSETS:
Beginning of period	394,589,319	397,922,215	557,888,140	515,372,222	187,788,964	163,054,967

End of period	$381,798,066	$394,589,319	$590,771,390	$557,888,140	$197,190,036	$187,788,964

[1]	Net of redemption fee received of $2,485, $1,992, $10,177, $2,231, $3,221 and $458, respectively.
[2]	Net of redemption fee received of $771, $786, $160, $2,015, $26,561 and $10,456, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2024		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$33.46		$32.93	$37.21	$30.83	$29.05	$27.05

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.11	(0.01)	0.02	0.11	0.12
Net realized and unrealized gain (loss) on investments	1.01		1.05	(2.78)	7.51	2.25	2.50

Total increase (decrease) from investment operations	1.10		1.16	(2.79)	7.53	2.36	2.62

Less dividends:
Dividends from net investment income	(0.11)		(0.09)	—	(0.02)	(0.11)	(0.11)
Distributions from net realized gains	(0.85)		(0.54)	(1.49)	(1.13)	(0.47)	(0.51)

Total decrease from dividends	(0.96)		(0.63)	(1.49)	(1.15)	(0.58)	(0.62)

Net Asset Value, end of period	$33.60		$33.46	$32.93	$37.21	$30.83	$29.05

Total return	3.30	%(a)	3.67%	(7.97)%	24.86%	8.19%	10.04%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$273,854		$279,640	$296,605	$323,991	$309,871	$276,487
Ratio of expenses to average net assets	1.46	%(b)	1.46%	1.46%	1.46%	1.47%	1.48%
Ratio of net investment income to average net assets	0.54	%(b)	0.35%	(0.03)%	0.07%	0.37%	0.44%
Portfolio turnover(c)	8	%(a)	21%	9%	17%	25%	19%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2024		FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD NOVEMBER 30, 2020 (COMMENCEMENT OF OPERATIONS) TO JULY 31,
	(UNAUDITED)		2023	2022	2021
Net Asset Value, beginning of period	$33.56		$33.06	$37.27	$33.58

Income (loss) from investment operations:
Net investment income	0.15		0.20	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.00		1.07	(2.78)	4.78

Total increase (decrease) from investment operations	1.15		1.27	(2.70)	4.86

Less dividends:
Dividends from net investment income	(0.15)		(0.23)	(0.02)	(0.04)
Distributions from net realized gains	(0.85)		(0.54)	(1.49)	(1.13)

Total decrease from dividends	(1.00)		(0.77)	(1.51)	(1.17)

Net Asset Value, end of period	$33.71		$33.56	$33.06	$37.27

Total return	3.45	%(a)	4.01%	(7.72)%	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$107,944		$114,950	$101,317	$86,347
Ratio of expenses to average net assets	1.16	%(b)	1.16%	1.16%	1.16	%(b)
Ratio of net investment income to average net assets .	0.84	%(b)	0.65%	0.27%	0.33	%(b)
Portfolio turnover(c)	8	%(a)	21%	9%	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2024		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$72.03		$64.46	$71.35	$52.23	$46.17	$43.16

Income from investment operations:
Net investment income	0.09		0.23	0.09	0.09	0.25	0.25
Net realized and unrealized gain (loss) on investments	4.65		7.68	(6.11)	19.60	6.16	3.61

Total increase (decrease) from investment operations	4.74		7.91	(6.02)	19.69	6.41	3.86

Less dividends:
Dividends from net investment income	(0.03)		(0.18)	(0.02)	(0.06)	(0.22)	(0.21)
Distributions from net realized gains	—		(0.16)	(0.85)	(0.51)	(0.13)	(0.64)

Total decrease from dividends	(0.03)		(0.34)	(0.87)	(0.57)	(0.35)	(0.85)

Net Asset Value, end of period	$76.74		$72.03	$64.46	$71.35	$52.23	$46.17

Total return	6.57	%(a)	12.37%	(8.64)%	37.90%	13.95%	9.33%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$334,505		$314,349	$301,668	$338,094	$265,946	$244,706
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.24	%(b)	0.35%	0.11%	0.14%	0.52%	0.58%
Portfolio turnover(c)	2	%(a)	4%	5%	9%	10%	14%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2024		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$71.59		$64.13	$71.12	$52.10	$46.11	$43.16

Income from investment operations:
Net investment income	0.19		0.42	0.31	0.30	0.39	0.39
Net realized and unrealized gain (loss) on investments	4.62		7.65	(6.13)	19.54	6.16	3.59

Total increase (decrease) from investment operations	4.81		8.07	(5.82)	19.84	6.55	3.98

Less dividends:
Dividends from net investment income	(0.11)		(0.45)	(0.32)	(0.31)	(0.43)	(0.39)
Distributions from net realized gains	—		(0.16)	(0.85)	(0.51)	(0.13)	(0.64)

Total decrease from dividends	(0.11)		(0.61)	(1.17)	(0.82)	(0.56)	(1.03)

Net Asset Value, end of period	$76.29		$71.59	$64.13	$71.12	$52.10	$46.11

Total return	6.72	%(a)	12.72%	(8.38)%	38.33%	14.28%	9.65%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$256,267		$243,539	$213,705	$178,038	$94,039	$54,850
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.54	%(b)	0.65%	0.41%	0.44%	0.82%	0.88%
Portfolio turnover(c)	2	%(a)	4%	5%	9%	10%	14%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2024		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$13.07		$11.82	$14.94	$11.68	$11.07	$11.50

Income (loss) from investment operations:
Net investment income	0.02		0.16	0.19	0.09	0.10	0.18
Net realized and unrealized gain (loss) on investments	0.37		1.23	(2.87)	3.27	0.59	(0.40)

Total increase (decrease) from investment operations	0.39		1.39	(2.68)	3.36	0.69	(0.22)

Less dividends:
Dividends from net investment income	(0.02)		(0.14)	(0.18)	(0.10)	(0.08)	(0.16)
Distributions from net realized gains	—		—	(0.26)	—	—	(0.05)

Total decrease from dividends	(0.02)		(0.14)	(0.44)	(0.10)	(0.08)	(0.21)

Net Asset Value, end of period	$13.44		$13.07	$11.82	$14.94	$11.68	$11.07

Total return	3.01	%(a)	11.83%	(18.36)%	28.76%	6.28%	(1.82)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$54,896		$52,275	$47,435	$46,508	$29,073	$22,110
Ratio of expenses to average net assets	1.28	%(b)	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment income to average net assets	0.37	%(b)	1.34%	1.55%	0.77%	0.98%	1.79%
Portfolio turnover(c)	5	%(a)	42%	29%	31%	20%	23%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2024		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$13.01		$11.78	$14.90	$11.66	$11.07	$11.50

Income (loss) from investment operations:
Net investment income	0.04		0.19	0.24	0.13	0.13	0.21
Net realized and unrealized gain (loss) on investments	0.37		1.23	(2.86)	3.26	0.59	(0.38)

Total increase (decrease) from investment operations	0.41		1.42	(2.62)	3.39	0.72	(0.17)

Less dividends:
Dividends from net investment income	(0.04)		(0.19)	(0.24)	(0.15)	(0.13)	(0.21)
Distributions from net realized gains	—		—	(0.26)	—	—	(0.05)

Total decrease from dividends	(0.04)		(0.19)	(0.50)	(0.15)	(0.13)	(0.26)

Net Asset Value, end of period	$13.38		$13.01	$11.78	$14.90	$11.66	$11.07

Total return	3.14	%(a)	12.15%	(18.05)%	29.09%	6.51%	(1.43)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$142,294		$135,514	$115,620	$112,002	$61,608	$42,012
Ratio of expenses to average net assets	0.98	%(b)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	0.67	%(b)	1.64%	1.85%	1.07%	1.28%	2.09%
Portfolio turnover(c)	5	%(a)	42%	29%	31%	20%	23%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, the Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation: Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by an independent pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated Green Century Capital Management, Inc. (“GCCM”) as a valuation designee (the “Valuation Designee”) to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. As Valuation Designee, GCCM is

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

responsible for the supervision and implementation of the valuation process with respect to the Funds. GCCM will, among other things, (1) assess and manage material risks associated with fair value determinations; (2) select, apply and test fair value methodologies; and (3) oversee and evaluate pricing services used.

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

In accordance with U.S. GAAP, fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2024:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$235,818,733	$ —	$ —	$235,818,733
BONDS & NOTES	—	140,008,582	—	140,008,582
SHORT-TERM OBLIGATIONS	5,295,153	—	—	5,295,153

TOTAL	$241,113,886	$140,008,582	$ —	$381,122,468

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2024:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$590,425,650	$ —	$ —	$590,425,650
SHORT-TERM OBLIGATIONS	415,919	—	—	415,919

TOTAL	$590,841,569	$ —	$ —	$590,841,569

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of January 31, 2024:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$45,776,061	$ —	$45,776,061
CANADA	21,317,866	—	—	21,317,866
FRANCE	—	20,995,453	—	20,995,453
UNITED KINGDOM	347,664	17,994,978	—	18,342,642
NETHERLANDS	1,928,498	16,178,397	—	18,106,895
DENMARK	—	15,283,676	—	15,283,676
SWITZERLAND	—	13,549,267	—	13,549,267
GERMANY	—	11,472,329	—	11,472,329
AUSTRALIA	—	8,257,461	—	8,257,461
HONG KONG	—	5,460,374	—	5,460,374
IRELAND	—	3,581,967	—	3,581,967
SWEDEN	—	2,710,258	—	2,710,258
ITALY	—	2,687,423	—	2,687,423
FINLAND	—	2,319,351	—	2,319,351
SPAIN	—	1,773,548	—	1,773,548
NORWAY	312,086	1,172,917	—	1,485,003
SINGAPORE	—	1,063,530	—	1,063,530
BELGIUM	—	938,623	—	938,623
NEW ZEALAND	—	337,753	—	337,753

TOTAL COMMON STOCKS	23,906,114	171,553,366	—	195,459,480

SHORT-TERM OBLIGATIONS	312,774	—	—	312,774

TOTAL	$24,218,888	$171,553,366	$ —	$195,772,254

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. No Funds had open foreign currency spot contracts outstanding as of January 31, 2024.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

U.S. GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2024. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2024. At January 31, 2024, the tax years 2020 through 2023 remain open to examination by the Internal Revenue Service.

(F)

Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2024, the Balanced Fund, Equity Fund and MSCI International Index Fund received $3,256, $10,337, and $29,782 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification: The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2024, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities: As of January 31, 2024, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2024, no derivative instruments were held by the Funds.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser: GCCM is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Green Century’s investment advisory fee paid by the Balanced Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. For the six months ended January 31, 2024, Green Century accrued fees of $635,685 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2024, Green Century accrued fees of $105,312 and $105,938 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.

(C)

Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.
(D)

Subadministrator: Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2024, Green Century accrued fees of $125,600, $169,197, and $74,794 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $29,624, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $30,149, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2024, Green Century accrued fees of $111,530 and $55,644 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2024, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $29,131,589 and $53,493,429 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $12,735,900 and $15,010,473, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $11,888,759 and $8,541,548, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2023 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$862,052	$44,604	$88,514
Undistributed long-term capital gains	8,654,513	—	—

Tax accumulated earnings	9,516,565	44,604	88,514

Accumulated capital and other losses	—	(1,720,195)	(4,515,730)
Unrealized appreciation (depreciation)	101,413,231	294,520,103	17,771,162
Foreign currency translations	—	—	3,450

Distributable net earnings (deficit)	$110,929,796	$292,844,512	$13,347,396

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

As of July 31, 2023, the Funds had net capital loss carryovers as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Not subject to expiration
Short Term	$—	$1,097,362	$1,178,307
Long Term	—	622,833	3,337,423

	$—	$1,720,195	$4,515,730

To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended July 31, 2023 and the year ended July 31, 2022 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022	YEAR ENDED July 31, 2023	YEAR ENDED JULY 31, 2022
Ordinary income	$1,829,536	$2,224,717	$2,391,471	$1,971,818
Long-term capital gains	6,110,122	14,741,440	1,235,177	5,344,361

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Ordinary income	$2,583,158	$3,753,140
Long-term capital gains	—	1,977,811

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2024	YEAR ENDED JULY 31, 2023
Shares sold	242,616	659,838
Reinvestment of dividends	222,679	172,036
Shares redeemed	(672,204)	(1,482,413)

	(206,909)	(650,539)

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

	BALANCED FUND INSTITUTIONAL CLASS	BALANCED FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2024	YEAR ENDED JULY 31, 2023
Shares sold	168,501	706,910
Reinvestment of dividends	93,793	76,667
Shares redeemed	(485,679)	(422,414)

	(223,385)	361,163

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2024	YEAR ENDED JULY 31, 2023
Shares sold	204,163	368,022
Reinvestment of dividends	1,408	24,647
Shares redeemed	(211,011)	(708,605)

	(5,440)	(315,936)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2024	YEAR ENDED JULY 31, 2023
Shares sold	269,682	608,167
Reinvestment of dividends	4,526	29,829
Shares redeemed	(317,331)	(568,124)

	(43,123)	69,872

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2024	YEAR ENDED JULY 31, 2023
Shares sold	345,262	752,806
Reinvestment of dividends	7,037	45,903
Shares redeemed	(267,217)	(809,959)

	85,082	(11,250)

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2024	YEAR ENDED JULY 31, 2023
Shares sold	933,020	2,414,096
Reinvestment of dividends	30,697	161,410
Shares redeemed	(748,044)	(1,970,946)

	215,673	604,560

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

NOTE 6 — Market Risks and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

NOTE 7 — Subsequent Events

Subsequent to January 31, 2024 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

GCCM has contractually agreed to reduce the administrative fee payable by each class of shares of Green Century Equity Fund (the “Fund”) such that, effective March 1, 2024, following any payment to Green Century, the total annual operating expenses of each class of the Fund will not exceed the following amounts, as a percentage of the average daily net assets attributable to such share class: Individual Investor Class: 1.20%; and Institutional Class: 0.90%.

There were no other events requiring accrual or disclosure.

REPORT OF TRUSTEES REGARDING 2023 CONTRACT APPROVAL

The Board of Trustees of the Green Century Funds (the “Board” or the “Trustees”) considered and approved the continuation of the Funds’ advisory and subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS

The Trustees, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”), voted to approve the continuance of the Investment Advisory Agreements, as amended (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at the October 19, 2023 meeting. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided at Board meetings throughout the year and in connection with other communications and discussions with Green Century. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. The Trustees met with representatives of Green Century at the Trustees’ October 19, 2023 meeting to discuss matters related to the continuation of the Advisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the Advisory Agreements, the Independent Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed. The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s mission to promote corporate environmental responsibility and to foster a sustainable economy, implemented in part by its commitment with respect to shareholder advocacy for more environmentally responsible policies and practices at major corporations. They took into account the not-for-profit ownership of the Adviser’s business, including its history of making grants to non-profit organizations out of its own resources and the fact that any distribution of profits by the Adviser are paid to its 100% owner, Paradigm Partners, which is comprised entirely of nonprofit environmental and public interest advocacy organizations so that no for-profit corporations directly benefit from the distributed earned profits of the Adviser. The Trustees noted that the organizations under Paradigm Partners advocate for critical public health and environmental campaigns. The Trustees considered the Adviser’s distribution of profits in recent years and acknowledged the long-term commitment from Paradigm Partners over the 30+ years since the Trust was created. They also evaluated the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance. With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and against a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. In addition, the Trustees took into account the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund and the International Fund supported the continuance of the respective Advisory Agreement.

The Costs of Services Provided and Profitability. The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. In addition, the Trustees considered comparative advisory fee and expense ratio information provided by Green Century relating to a smaller set of peer funds identified by Green Century. The Trustees took into account, among other things, the distinct nature of the Funds as compared with peer funds, particularly with respect to the Funds’ social investing, the non-profit ownership of the Adviser, and the Adviser’s advocacy efforts and how those characteristics distinguished the Funds from their peers. The Trustees considered the size of Green Century and that Green Century was not at the same operational scale as most competitors, The Trustees also noted that, based on information provided by Green Century, competitors to the Equity Fund include actively managed funds in addition to index funds.

With respect to the Morningstar peer groups, for the Balanced Fund, the Trustees observed that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was higher than the average advisory fee for sustainable investment funds (by 9 basis points), sustainable investment balanced funds (by 15 basis points), all balanced funds (by 15 basis points) and balanced funds with assets between $300 million and $400 million (by 17 basis points). The Trustees also noted that the total expense ratio for the Individual Investor Class of the Balanced Fund was effectively capped at 1.46% through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than that of the average of sustainable investment funds (by 52 basis points), sustainable investment balanced funds (by 39 basis points), all balanced funds (by 52 basis points) and balanced funds with assets between $300 million and $400 million (by 48 basis points).

For the Equity Fund, the Trustees observed that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than the average advisory fee for sustainable investment funds (by 31 basis points), sustainable investment large growth funds (by 36 basis points), all large growth funds (by 44 basis points), large growth funds with assets between $500 million and $600 million (by 47 basis points) and large growth index funds (by 29 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class of the Equity Fund was effectively capped at 1.25% through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than the average of sustainable investment funds (by 31 basis points), sustainable investment large growth funds (by 21 basis points) and all large growth funds (by 7 basis points), and was equal to the average of large growth index funds and large growth funds with assets between $500 million and $600 million.

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than that of the average advisory fee for sustainable investment funds (by 26 basis points), sustainable investment foreign large blend funds (by 37 basis points), all foreign large blend funds (by 34 basis points) and foreign large blend funds with assets between $100 million and $200 million (by 44 basis points) and was higher than the average advisory fee for foreign large blend index funds (by 12 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class shares of the International Fund was effectively capped at 1.28% through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than that of the average of sustainable investment funds (by 34 basis points), sustainable investment foreign large blend funds (by 20 basis points), all foreign large blend funds (by 21 basis points), foreign large blend index funds (by 86 basis points) and was lower than the average of foreign large blend funds with assets between $100 million and $200 million (by 2 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that, based on information provided by Green Century, the relationships to the Funds had been unprofitable for the earlier years of the Trust, though recent growth in Fund assets resulted in a profit for the Adviser’s fiscal year ended June 30, 2015 and increasing levels of profit for subsequent periods through the Adviser’s fiscal year ended June 30, 2023. The Trustees considered an analysis of the estimated Fund-by-Fund profitability for Green Century from the investment management and administrative service it provides to the Trust, which showed that the Adviser had made a profit from managing each Fund for the fiscal year ended June 30, 2023. In this regard, the Independent Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser derives all of its revenues from the Funds and does not provide advisory or administrative services to other mutual funds or to non-mutual fund clients. The Trustees considered the costs and entrepreneurial risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for nine of the last twenty fiscal years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets, the addition of new share classes, and the expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. The Trustees also took into account that, as disclosed in the Funds’ prospectus, Green Century may provide grants and other funding to non-profit advocacy organizations to support their campaign work on wilderness protection, environmental protection, clean energy and other public benefit issues. After reviewing the information described above, the Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits. With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees considered these fall-out benefits in context of the Adviser’s non-profit ownership structure and its history of providing grants and other funding to non-profit advocacy organizations. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate.

Economies of Scale. The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years, building upon what had historically been a very small base. They considered that if the assets were to increase further, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for each of the Equity Fund and the Balanced Fund includes breakpoints that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Equity Fund’s unitary administrative fee arrangement with the Adviser offsets the effects of any advisory fee reduction on the total expense ratio. The Trustees also considered information provided by Green Century regarding how it seeks to reinvest its higher fee revenues from economies of scale into augmenting the quality and sophistication of its business in support of the Funds. The Trustees concluded that, in light of all of the facts and circumstances, breakpoints were not warranted at this time, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to all of the Funds should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees, including the Independent Trustees, voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium, as amended (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreements among Green Century, Northern Trust and the Trust, on behalf of the Equity Fund (the “Equity Fund Subadvisory Agreement”) and the International Fund (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the October 19, 2023 meeting. In connection with their deliberations at the meetings, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review. The Trustees met with representatives of Trillium and Northern Trust at the Trustees’ October 19, 2023 meeting to discuss matters related to the continuation of the Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the continuance of the Subadvisory Agreements the Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed. The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $4 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance. The Trustees reviewed and considered information regarding the investment performance of the Individual Investor Class of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended July 31, 2023, the Balanced Fund’s five- and ten-year average annual returns outperformed the Lipper Index and its one-and three-year average annual returns underperformed the Lipper Index. The Trustees also noted that as of periods ended July 31, 2023, the Balanced Fund’s one-, three-, five- and ten-year average annual returns underperformed the Custom Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmental and sustainable investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Individual Investor Class shares of the Equity Fund as compared to that of the MSCI KLD Index for the twelve-month period ended July 31, 2023, and noted that the Equity Fund’s performance underperformed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the fees and expenses of the Individual Investor Class shares, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Individual Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the twelve-month period ended July 31, 2023, and noted that the Fund’s performance underperformed that of the MSCI World Index. The Trustees took into account that the non-U.S. nature of the securities in which the International Fund invests and the Fund’s fees and expenses have an impact on the Fund’s tracking error. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability. The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds and to non-fund clients.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were effectively an annual fee equal to 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were effectively an annual fee equal to 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by funds having similar strategies that Northern Trust manages with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits. The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s).

Economies of Scale. The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, despite the effects of significant increases in Fund and Trust assets over the past few years. They considered that if the assets were to increase further, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that, pursuant to the Balanced Fund Subadvisory Agreement, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity

Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million, so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that all of the Subadvisory Agreements should be continued for an additional one-year period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, each Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. Green Century Capital Management, Inc. (the “Adviser”), the fund’s investment adviser, is the administrator of the Program. The Adviser has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any Highly Liquid Investment Minimum, and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from November 1, 2022 through October 31, 2023 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored each Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that each Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing each Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing each Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources as components of the Fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing each Fund’s investments into one of four liquidity buckets. In reviewing each Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. For each Fund, the Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, no Fund acquired any illiquid investment such that, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by a Fund during the Reporting Period.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage each Fund’s liquidity risk throughout the Reporting Period.

THIS PAGE INTENTIONALLY LEFT BLANK

YOUR NOTES

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2024

Balanced

Fund

Equity Fund

International Fund

Invest in a Green Future. Printed on recycled paper with soy-based ink.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Not applicable.

	(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

	(3)	Not applicable.

	(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 3, 2024

/s/ Matthew Dunlap
Matthew Dunlap
Treasurer and Principal Financial Officer
April 3, 2024